UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
      5(d)(2)
[ X ] Definitive Information Statement


                               K-9 CONCEPTS, INC.
                --------------------------------------------------
                 (Name of Registrant as Specified In Its Chapter)


Payment of Filing Fee (Check the appropriate box)

[ X ] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
----------------------------------------------------

 (2)  Form, Schedule or Registration Statement No.:
----------------------------------------------------

 (3)  Filing Party:
----------------------------------------------------

 (4)  Date Filed:
----------------------------------------------------

                               TABLE OF CONTENTS




                                TABLE OF CONTENTS

INFORMATION STATEMENT ........................................................3

OUTSTANDING SHARES AND VOTING RIGHTS .........................................4

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON .....5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ...............6

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 .........6

ACTION TO BE TAKEN: ADOPTION OF THE K-9 CONCEPTS, INC. 2008 LONG-TERM STOCK
INCENTIVE PLAN ...............................................................7

ADDITIONAL INFORMATION ......................................................13

APPENDIX A - 2008 LONG-TERM STOCK INCENTIVE PLAN ............................14

                               K-9 CONCEPTS, INC.
                  RM0933, 9/F., Block C, Harbourfront Horizon
                         Hung Hom Bay, 8 Hung Luen Road
                               Kowloon, Hong Kong
                                 852-6622-3666



                             INFORMATION STATEMENT

    This information statement, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C there under (the "Information Statement ") will be mailed on or about March 18, 2008 to the stockholders of record as of March 17, 2008 (the "Record Date ") of K-9 Concepts, Inc. in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of March 17, 2008.

    The actions to be taken pursuant to the written consent shall be taken on or about April 7, 2008, 20 days after the mailing of this information statement.



        THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


  Date: March 17, 2008     By Order of the Board of Directors,

                           /s/ Albert Au
                          ---------------------------------------
                           Albert Au
                           President and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED MARCH 17, 2008.

TO THE STOCKHOLDERS OF K-9 CONCEPTS, INC.:

     NOTICE IS HEREBY GIVEN to the stockholders of record of K-9 Concepts, Inc. ("our", "we" or the "Company") as of the close of business on the record date, March 14, 2008 (the "Record Date"), that our board of directors (the Board") has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted on March 17, 2008, to approve the adoption of our 2008 Long-Term Stock Incentive Plan (the "Plan"), which Plan is designed for the benefit of our employees, directors and consultants, and the employees, directors and consultants of our affiliates.

     None of our officers, directors, nominees for director (other than with respect to elections for office), or any of their respective affiliates has any interest in the matter to be acted upon, except as set forth in this Information Statement.

     Pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder, and the provisions of the Nevada Revised Statutes, the above-mentioned corporate actions will become effective on or after April 7, 2008, or twenty days (20) after this Information Statement is first mailed to our stockholders.

     As of the Record Date, 36,600,000 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder to one vote on all matters brought before the common stockholders. The holders of a majority of the issued and outstanding shares of our common stock voted for the approval of the above-mentioned actions.

     We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.


                     OUTSTANDING SHARES AND VOTING RIGHTS

    As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of common stock (the "Common Stock"), of which 36,600,000 shares were issued and outstanding.

     Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated March 17, 2008 and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

    Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about April 7, 2008.

    The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Distributions and Costs

     We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and annual reports by contacting us at our address noted above.

No Dissenters' Rights

     The Nevada Revised Statutes do not provide for dissenter's rights in connection with any of the actions described in this Information Statement, and we will not provide shareholders with any such right independently.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                          TO MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise (other than with respect to elections to office) in any matter to be acted upon:

     1.  any of our directors or officers of our Company;
     2.  any proposed nominee for election as a director; and
     3.  any associate or affiliate of any of the foregoing persons.

     The shareholdings of our directors and officers are listed below in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised us that he intends to oppose the corporate actions described herein.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The   following   tables  set  forth  certain  information  regarding  the
beneficial ownership of the common stock as of March 14, 2008 by (a) each stockholder who we know to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) all nominees for director; (d) our executive officers; and (d) all executive officers and directors as a group.

     Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of common stock. The percentage of beneficial ownership is based upon 36,600,000 shares of common stock outstanding as of March 14, 2008.

Name and address of beneficial owner Amount and Nature of Beneficial Ownership
Percent of class of common stock (1)
Albert Au                            3,000,000                    8.20%
President,
Chief Executive Officer
and Director
Rm 0933, 9/F., Block C
Harbourfront Horizon
Hung Hom Bay,
8 Hung Luen Road
Kowloon, Hong Kong
Jeanne Mok,                          3,000,000                    8.20%
Treasurer, Chief Financial
Officer and Director
G/F, 233 Wong Chuk Wan
Sai Kung, Hong Kong
ALL OFFICERS AND DIRECTORS           6,000,000                    16.39%
AS A GROUP (2 PERSONS)
Craig Taplin                         11,900,000                   32.51%
477 Clifton Rd.
Kelowna, British Columbia
V1V-1A6
Canada


 (1)Based on a total of 36,600,000 shares of common stock outstanding. In accordance with Securities and Exchange Commission Rules, each person's percentage interest is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on March 14, 2008 plus (b) the number of shares such person has the right to acquire within sixty (60) days of March 14, 2008.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding common stock, file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.

      Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates. We believe that during the fiscal year ended August 31, 2007, each of Albert Au, our President, Chief Executive Officer and director, and Jeanne Mok, our Treasurer, Chief Financial Officer and director, failed to file a Form 3 or Form 4, and our ten percent stockholders have failed to file a Form 3, and each have therefore failed to comply with applicable Section 16(a) filing requirements.

  ACTION TO BE TAKEN: ADOPTION OF THE K-9 CONCEPTS, INC. 2008 LONG-TERM STOCK
                                 INCENTIVE PLAN

PURPOSES OF THE 2008 PLAN

     The 2008 Plan is intended to promote the best interests of K-9 Concepts, Inc. and its stockholders by (i) assisting the Company and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company's businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its Affiliates and stockholders.

GENERAL

     On March 17, 2008, the Company's Board of Directors and the holders of a majority of the voting power of our outstanding common stock voted to approve the Company's 2008 Long Term Stock Incentive Plan (the "2008 Plan"). Under the 2008 Plan, the Board of Directors, the body authorized to implement, interpret and administer the 2008 Plan, is authorized to grant Options, Stock Awards, which includes Stock Bonus Awards, Restricted Stock Awards, Stock Appreciation Rights and Deferred Shares, and Performance Shares, to "Participants" under the 2008 Plan. These awards are described below and are collectively referred to as "Awards."

     The following is a summary of the provisions of the 2008 Plan.

     The benefits to be derived from the 2008 Plan by our officers and directors, if any, are not quantifiable or determinable at this time.

Administration


     The 2008 Plan shall be administered by either the Board or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the "Administrator"). The Committee shall consist of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act;
(ii) to the extent required by the rules of the market on which the Company's shares are traded or the exchange on which the Company's shares are listed, "independent" within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of "outside directors" is required to receive such relief) "outside directors" within the meaning of Section 162(m) of the Code.

Eligibility

     Every person who at the date of grant is an employee, a Director or a Consultant of the Company or of any Affiliate of the Company (as defined in the 2008 Plan) may be granted an Option (other than an Incentive Stock Option) to purchase shares of common stock of the Company, a Stock Award, Restricted Stock Award, Stock Appreciation Rights, Deferred Shares or Performance Shares (as defined under the Plan). Incentive Stock Options may only be granted to Employees of the Company, its Parent or Subsidiary.

     A Consultant shall be eligible under the 2008 Plan only if the offer or sale of the Company's securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Company determines that an offer or sale of the Company's securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

     The  term  "Director" refers to  the  members  of  the  Board.   The  term
"consultant" means: (i) any person performing consulting or advisory services for the Company or any Affiliate, or (ii) a director of an Affiliate.

Common Stock Subject to the 2008 Plan

     The maximum aggregate number of shares of common stock that may be (i) issued under the 2008 Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights and (iv) covered by Performance Shares shall be limited to 15% of the shares of common stock outstanding, which calculation shall be made on the first trading day of a new fiscal year; provided that, in any year no more than 5% of the Common Stock of the Company may be issued in any fiscal year, provided further that the Committee may issue up to 10% of the Common Stock of the Company in the Plan's first year. Common stock subject to the Plan shall include shares forfeited in a prior year as provided in the 2008 Plan and for purposes of determining the number of shares of common stock available under the 2008 Plan, shares of common stock withheld by the Company to satisfy applicable tax withholding obligations pursuant to Section 11 of the 2008 Plan shall be deemed issued there under. However, no single participant may receive more than 25% of the total shares awarded in any single year.

     All issuances are also subject to other applicable provisions of the 2008 Plan.

Options

     The Committee will designate each Eligible Person to whom an Option is to be granted, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an ISO or NQSO, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an ISO shall be invalid for failure to qualify as an ISO but instead shall be deemed a NQSO.

Date of Grant of Option

     The "Date of Grant" is the date that the Committee approves an Option grant, provided that all terms of such grants, including the amount of shares, the exercise price and vesting are determined at such time.

Option Price

     The exercise price per share of Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option (other than an ISO to a 10% shareholder) shall not be less than one hundred percent (100%) of the Fair Market Value (as defined in the 2008
    Plan) on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an ISO granted to a Participant who is deemed to be a 10% shareholder on the Date of Grant, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Date of Grant.

"FAIR MARKET VALUE" means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, or the OTC Bulletin Board, whichever is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)  In the absence  of an established market for the Common
       Stock, Fair Market Value shall be determined by the Committee in good faith.


Duration of Options

     The maximum period during which an Option may be exercised is ten (10) years from the date such Option was granted. In the case of an ISO that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

Non-transferability of Options

     Options granted under the 2008 Plan which are intended to be ISOs are nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant are exercisable by only the Participant to whom the ISO is granted.

     Except to the extent transferability of NQSO is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the NQSO is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a NQSO may be transferred by a Participant through a gift or domestic relations order to the Participant's family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). Any holder of a NQSO that was transferred pursuant to this section of the 2008 Plan shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

     In addition, no right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Vesting

     Options will vest as provided in the Stock Option Agreement.

No Rights as a Shareholder

     A Participant shall have no rights as a stockholder of the Company with respect to any Common Stock covered by an Option until the date of exercise and the Company has issued the certificate for the Participant's shares of Common Stock.

Notification to Company upon Disposition of an ISO

     Participants are required to notify the Company of any sale or other disposition of Common Stock acquired pursuant to an ISO if such sale or disposition occurs within two years of the Date of Grant or within one year of the issuance of the Common Stock. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of ISO be endorsed with a restrictive legend.

Repricing of Options

     The 2008 Plan provides that the Committee may not permit a Repricing of any Option without the approval of the Company's Stockholders.

Stock Awards

     The 2008 Plan also provides for four types of Stock Awards: Stock Bonus Awards, Restricted Stock Awards, Stock Appreciation Rights and Deferred Shares. Stock Bonus Awards, Restricted Stock Awards and Stock Appreciation Rights may be granted by the Committee with such terms and conditions as the Committee deems appropriate. These terms shall be set forth in each respective Stock Award Agreement. The terms and conditions for Stock Bonus Awards, Restricted Stock Awards and Stock Appreciate Rights may change from time to time, with respect to each type of award, and from Participant to Participant who receive each type of award, and the terms and conditions of separate awards in each category need not be identical.

Provisions Particular to Restricted Stock Awards

     Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives (as defined in the 2008 Plan) established by the Committee in accordance with the applicable provisions of
Section 8 of the 2008 Plan regarding Performance Shares. (See "Performance Shares" below.)

Provisions Particular to Stock Appreciation Rights

     Stock Appreciation Rights are exercisable for seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights may not be repriced without the approval of the Company's Stockholders.

Deferred Shares

     The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)  Each grant shall  constitute  the  agreement  by  the Company to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of the 2008 Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with the 2008 Plan.

Performance Shares

     The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)  Each  grant  shall  specify  the  number of Performance
     Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance
     Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Company or similar transaction or event.

(iii)Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each  grant  may  specify  in  respect of the specified
     Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

Withholding Tax

     The Company or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Affiliate in good faith believes is imposed upon it in connection with U.S. federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount.


Effect on Employment and Service

     The 2008 Plan, and its operation does not confer upon anyone any right to continue in the employ or service of the Company or an Affiliate, affect any right and power of the Company or an Affiliate to change a person's duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the 2008 Plan.

Use of Proceeds

     The Company intends to use the proceeds it receives from the sale of Common Stock pursuant to the 2008 Plan for general corporate purposes.

Amendment And Termination

     The Board may amend or terminate the 2008 Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the 2008 Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of employees eligible to receive ISOs; (iii) modifies the restrictions on Repricings set forth in the 2008 Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company's shares are traded or exchange on which the Company's shares are listed. Except as specifically permitted by the 2008 Plan, Stock Option Agreement or Stock Award Agreement
or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be
treated as adversely affecting the rights of the Participant.   Any  amendment
requiring stockholder approval shall be approved by the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board.

Effective Date of Plan; Duration of Plan

     The 2008 Plan is effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Company.

     Unless previously terminated, the 2008 Plan will terminate ten (10) years after the earlier of (i) the date the 2008 Plan is adopted by the Board, or
(ii) the date the 2008 Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate or are exercised.

      A copy of the 2008 Plan is attached hereto as Appendix A.


                             ADDITIONAL INFORMATION

    We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

    We will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten, Savage LLP, Attn:
David E. Danovitch, Esq. at 212-752-9700.

  March 17, 2008     K-9 CONCEPTS, INC.

                     /s/ Albert Au
                    ---------------------------------------
                     Albert Au
                     President and Chief Executive Officer

APPENDIX A

                              K-9 CONCEPTS, INC.
                      2008 LONG-TERM STOCK INCENTIVE PLAN


      1.    PURPOSE.

      The K-9 Concepts, Inc. 2008 Long-Term Stock Incentive Plan is intended to promote the best interests of K-9 Concepts, Inc. and its stockholders by
(i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation's businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

      2.    DEFINITIONS.

      As used in this Plan the following definitions shall apply:

            A.   "AFFILIATE" means (i) any Subsidiary, (ii) any Parent,
(iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

            B.   "AWARD" means any Option or Stock Award granted hereunder.

            C.   "BOARD" means the Board of Directors of the Corporation.

            D. "CAUSE" means: (i) conduct involving a felony criminal offense under U. S. federal or state law or an equivalent violation of the laws of any other country; (ii) dishonesty, fraud, self dealing or material violations of civil law in the course of fulfilling the Participant's employment or other assigned duties on behalf of the Corporation; (iii) breach of any confidentiality, employment, or other written agreement with the Corporation; or (iv) willful misconduct injurious to the Corporation or any of its Subsidiaries or Affiliates as shall be determined by the Committee.

            E.   "CHANGE IN CONTROL" has the meaning set forth in Section 10.

            F. "CODE" means the Internal Revenue Code of 1986, and any amendments thereto.

            G. "COMMITTEE" means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan. As of the date of the Plan, the Board has initially delegated responsibility for the administration of the Plan to the Corporation's Compensation Committee.

            H. "COMMON STOCK" means the common stock, $0.001 par value, of the Corporation.

            I. "CONSULTANT" means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

            J.   "CORPORATION" means K-9 Concepts, Inc., a Nevada corporation.

            K.   "CORPORATION LAW" means the Nevada General Corporation Law.

            L. "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

            M. "DEFERRED SHARES" means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

            N.   "DIRECTOR" means a member of the Board.

            O. "ELIGIBLE PERSON" means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

            P. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            Q. "FAIR MARKET VALUE" means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

                  (i) If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, or the OTC Bulletin Board, whichever is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

                  (iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

            R. "INCENTIVE STOCK OPTION" means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

            S. "NONQUALIFIED STOCK OPTION" means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

            T. "OPTION" means any option to purchase shares of Common Stock granted under this Plan.

            U. "PARENT" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            V. "PARTICIPANT" means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

            W.   "PERFORMANCE AGREEMENT" means an agreement described in
Section 8 of this Plan.

            X. "PERFORMANCE OBJECTIVES" means the performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, subsidiary, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation's or a business unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Value of the shares, share price (including but not limited to growth measures and total stockholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as "Performance Based Compensation" under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under
Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts is business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

            Y.   "PERFORMANCE PERIOD" means a period of time established under
Section 8 of this Plan within which the Performance Objectives relating to a Performance Share or Stock Award are to be achieved.

            Z. "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

            AA. "PLAN" means this K-9 Concepts, Inc. 2008 Long-Term Stock Incentive Plan.

            BB. "REPRICING" means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Value of the Common Stock in exchange for another Option or Stock Award.

            CC.  "RESTRICTED STOCK AWARD" means an award of Common Stock under
Section 7.B.

            DD.  "SECURITIES ACT" means the Securities Act of 1933, as amended.

            EE. "STOCK AWARD" means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

            FF.  "STOCK BONUS AWARD" means an award of Common Stock under
Section 7.A.

            GG. "STOCK APPRECIATION RIGHT" means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Value of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

            HH. "STOCK AWARD AGREEMENT" means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under
Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions, as the Committee shall authorize.

            II. "STOCK OPTION AGREEMENT" means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions, as the Committee shall authorize.

            JJ. "SUBSIDIARY" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            KK. "TEN PERCENT OWNER" means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person's brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

      3.    ADMINISTRATION.

            A. DELEGATION TO BOARD COMMITTEE. The Board shall be the sole Committee of this Plan unless the Board delegates all or any portion of its authority to administer this Plan to a Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation's shares are traded or the exchange on which the Corporation' shares are listed, "independent" within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the

Awards by a committee of "outside directors" is required to receive such relief) "outside directors" within the meaning of Section 162(m) of the Code.

            B. DELEGATION TO OFFICERS. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation, provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards. Such delegation shall be subject to any limitations set forth in the Corporation Law.

            C. POWERS OF THE COMMITTEE. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

                  (i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan.

                  (ii)  To determine the Fair Market Value of Common Stock.

                  (iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder.

                  (iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

                  (v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

                  (vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.H instead of Common Stock.

                  (vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant's consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and
          (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant's consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

                  (viii) To prescribe the form of Stock Option Agreements, and Stock Award Agreements and Performance Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The Award's effectiveness will not be dependent on any signature unless specifically so provided in the Award Agreement. Awards shall generally be subject to a three (3) year vesting period and no more than sixty percent 60% of Awards to executives and directors may have a vesting period of less than three (3) years; provided, however, that vesting may accelerate in the event of a Change in Control and certain events as set forth in Section 9 herein, and in the events of death, disability or retirement, as will be specified in the Award Agreement.

                  (ix) To insure that the implementation of this Plan and carrying out of the transactions contemplated by this Plan comply with all applicable laws, including, without limitation, Code
          Section 409A.

      The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee or any committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

      4.    ELIGIBILITY.

            A. ELIGIBILITY FOR AWARDS. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

            B. ELIGIBILITY OF CONSULTANTS. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation's securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation's securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

            C. SUBSTITUTION AWARDS. The Committee may make Awards and may grant Options under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

      5.    COMMON STOCK SUBJECT TO PLAN.

            A. SHARE RESERVE AND LIMITATIONS ON GRANTS. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights (without regard to whether payment on exercise of the Stock Appreciation Right is made in cash or shares of Common Stock) and (iv) covered by Performance Shares shall be limited to fifteen percent 15% of the shares of Common Stock outstanding, which calculation shall be made on the first trading day of a new fiscal year; provided that, in any year no more than five percent 5% of the Common Stock of the Company be issued in any fiscal year; provided further that the Committee may issue up to 10% of the Common Stock of the Company in the Plan's first year. The number shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Subject to adjustment as provided in Section 9, and notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 11 of this Plan shall be deemed issued under this Plan. No single participant may receive more than twenty-five percent 25% of the total shares awarded in any single year.

            B. REVERSION OF SHARES. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

            C. SOURCE OF SHARES. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

      6.    OPTIONS.

            A. AWARD. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

            B. OPTION PRICE. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

                  (i) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

                  (ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

            C. MAXIMUM OPTION PERIOD. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

            D.   MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS.
To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

            E. NONTRANSFERABILITY. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant's family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

            F. VESTING. Options will vest as provided in the Stock Option Agreement.

            G. EXERCISE. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements, as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

            H. PAYMENT. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the

Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price.
If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

            I. STOCKHOLDER RIGHTS. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

            J. DISPOSITION AND STOCK CERTIFICATE LEGENDS FOR INCENTIVE STOCK OPTION SHARES. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two (2) years of the grant of an Option or (ii) within one (1) year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

            THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

      The blank contained in this legend shall be filled in with the date that is the later of (i) one (1) year and one (1) day after the date of the exercise of such Incentive Stock Option or (ii) two (2) years and one (1) day after the grant of such Incentive Stock Option.

            K. NO REPRICING. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

      7.    STOCK AWARDS.

            A. STOCK BONUS AWARDS. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical.

            B. RESTRICTED STOCK AWARDS. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of
Section 8 of this Plan regarding Performance Shares.

            C. STOCK APPRECIATION RIGHTS. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an Award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation.

            D. DEFERRED SHARES. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

                  (ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

                  (iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

                  (iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

                  (v) Any grant of the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

                  (vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

      8.    PERFORMANCE SHARES.

            A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                (i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                (ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

                (iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

                (iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

                (v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

                (vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

                (vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

                (viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

                (ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

      9.    CHANGES IN CAPITAL STRUCTURE.

            A. NO LIMITATIONS OF RIGHTS. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            B. CHANGES IN CAPITALIZATION. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected "without receiving consideration." The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

            C. MERGER, CONSOLIDATION OR ASSET SALE. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement, Performance Agreement, Stock Award Agreement, or any other agreement executed and delivered by the Company, which references the terms of this Plan, or employment agreement, if and as applicable, and, terminate immediately as of the effective date of any such merger, consolidation or sale.

            D. LIMITATION ON ADJUSTMENT. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

      10.   CHANGE IN CONTROL

            A. GENERALLY. In the event of a Change in Control, notwithstanding any other provision of the Plan to the contrary, the Committee may, in its discretion, take any of the following actions:

                (i) provide that any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested shall become immediately vested and fully exercisable;

                (ii) immediately lapse restrictions and deferral limitations applicable to any Restricted Stock, Restricted Stock Unit and other Awards and such Restricted Stock shall become free of all restrictions, fully vested and transferable and Restricted Stock Units and other Awards shall be settled as promptly as practicable in the form set forth in the applicable Award Agreement;

                (iii) provide that Performance Targets applicable to Performance Share Units and other Awards shall be deemed to be satisfied and such Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Restricted Stock Units and other Awards shall be settled as promptly as is practicable in the form set forth in the applicable Award Agreement; and

                (iv) make such additional adjustments, substitutions and/or settlements of outstanding Awards as it deems appropriate to protect Participants' interests in their Awards, consistent with the Plan's purposes, including, without limitation, the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion.

            B. TERMINATION OF EMPLOYMENT FOLLOWING CHANGE IN CONTROL. To the extent not otherwise vested by the Committee in accordance with the provisions of this Section 10 and notwithstanding any other provision of this Plan to the contrary, during the 24-month period following a Change in Control: (i) upon the involuntary termination of a Participant's employment other than termination for Cause; (ii) upon the voluntary termination of employment by the Participant following a material and adverse change in the Participant's compensation, responsibilities, functions or reporting relationship; or (iii) in the event a Participant resigns rather that accept a mandatory relocation greater than 50 miles; then, in any such event, all outstanding Awards held by such Participant shall become vested as of the Date of Termination. Any Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of Termination of Employment may thereafter be exercised, until the earlier of (i) the third anniversary of the date of termination; or (ii) the expiration of the Term of such Option. Restricted Shares shall immediately be free and transferable and Restricted Share Units, Performance Share Units and other Awards shall be vested as of the Termination of Employment and settled as soon as practicable as specified in the Award Agreement.

            C. DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a "Change in Control" shall mean any of the following events:

                (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the Corporation and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person; or

                (ii) A change in the composition of the Board such that the individuals who constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

                (iii) The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries or a sale or other disposition of substantially all of the assets of the Corporation or a material acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries, (each, a "Business Combination") if:

                       A. the individuals and entities that were the
                beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

                       B. a Person beneficially owns, directly or indirectly,
                15% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or

                       C. members of the Incumbent Board do not comprise at
                least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or

                (iv) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

There shall be no forfeiture or repayment under this Section 10 following a Change in Control of any award not previously forfeited.

      11.   WITHHOLDING OF TAXES.

      The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation's Chief Financial Officer.

      12.   COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.

            A. GENERAL REQUIREMENTS. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation's shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

            B. PARTICIPANT REPRESENTATIONS. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

      13.   GENERAL PROVISIONS.

            A. EFFECT ON EMPLOYMENT AND SERVICE. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual's duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

            B. USE OF PROCEEDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

            C. UNFUNDED PLAN. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

            D. RULES OF CONSTRUCTION. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

            E. CHOICE OF LAW. This Plan and all Stock Option Agreements and Stock Award Agreements entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

            F. FRACTIONAL SHARES. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

            G. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan, as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

      14.   AMENDMENT AND TERMINATION.

      The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that
(i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B;
(ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

      15.   EFFECTIVE DATE OF PLAN; DURATION OF PLAN.

            A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

            B.   Unless previously terminated, this Plan will terminate ten
(10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate or are exercised.

      IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.




                                     K-9 CONCEPTS, INC.

                                     By: /s/ Albert Au
                                     ------------------------
                                     Albert Au
                                     President and Chief Executive Officer